UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	February 6, 2012

Kenexa Corporation (Exact Name of Issuer as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation or Organization)	000-51358 (Commission File Number)	23-3024013 (I.R.S. Employer Identification Number)

650 East Swedesford Road, Wayne, Pennsylvania (Address of Principal Executive Offices)	19087 (Zip Code)

(610) 971-9171 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

Explanatory Note

This Form 8-K/A, Amendment No. 1, is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by Kenexa Corporation  (“Kenexa”) on February 6, 2012 (the “Original Report”).  As indicated in the Original Report, on February 6, 2012, Kenexa completed its acquisition of OutStart, Inc., a Delaware corporation (“OutStart”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 31, 2012, by and among Kenexa, Striper Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Kenexa (the “Purchaser”), and OutStart, and the Securityholder Representative (as defined in the Merger Agreement). This amendment is being filed to include the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b).

Item 9.01                      Financial Statement and Exhibits

(a)		Financial Statements of Businesses Acquired.

●
Attached as Exhibit 99.1 hereto and incorporated herein by reference are the consolidated financial statements and related notes of OutStart, Inc. as of and for the years ended December 31, 2011, 2010 and 2009 (audited).

(b)		Pro Forma Financial Information.

	●	Attached hereto as Exhibit 99.2 and incorporated herein by reference is the required unaudited pro forma financial information as of and for the years ended December 31, 2011 and 2010.

(d)		Exhibits.
Exhibit 23.1 - Consent of Moody, Famiglietti and Andronico, LLP, Independent Registered Public Accounting Firm as of and for the years ended December 31, 2011, 2010 and 2009.

Exhibit 99.1 - Audited consolidated financial statements and related notes of OutStart, Inc. as of and for the years ended December 31, 2011, 2010 and 2009 and Independent Auditors’ report.

Exhibit 99.2 - Unaudited pro forma consolidating financial statements as of and for the years ended December 31, 2011 and 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENEXA CORPORATION

Date: April 18, 2012	By:	/s/ Donald F. Volk
Donald F. Volk
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Moody, Famiglietti and Andronico, LLP, Independent Registered Public Accounting Firm as of and for the years ended December 31, 2011, 2010 and 2009.
99.1	Audited consolidated financial statements and related notes of OutStart, Inc. as of and for the years ended December 31, 2011, 2010 and 2009 and Independent Auditors’ report.
99.2	Unaudited pro forma consolidating financial statements as of and for the years ended December 31, 2011 and 2010.